SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (date of earliest event reported) December 16, 1998

                        TOUPS TECHNOLOGY LICENISNG, INC.
             (Exact name of registrant as specified in its charter)

         Florida                   000-23897                      59-3462501
State or other jurisdiction       Commission                    (IRS Employer
of incorporation)                 File Number)              Identification No.)

             7887 Bryan Diary Road, Suite 105, Largo, Florida 33777
                    (address of principal executive offices)

Registrant's telephone number, including area code:  (813)-548-0918

ITEM 1            Not applicable

ITEM 2            Acquisition of InterSource HealthCare, Inc.

                      On November 30,  1998,  effective  December 18, 1998,  the
                  Registrant acquired InterSource HealthCare, Inc., ("InterSource") in an exchange of common shares agreement in which the Company issued 1,203,241 unregistered common shares in exchange for 100% of the issued and outstanding common shares of InterSource. The Company agreed to register 225,000 of the 1,203,241 common shares issued in the course of the acquisition. The consideration provided in the course of the acquisition was determined based on InterSource's unaudited financial statements for the eleven-month period ending November, 1998 and anticipated revenues and earnings for the twelve month period between Jan - Dec, 1999. Three of the Company's Officers whom are also Directors will receive unregistered common shares as a result of the acquisition of InterSource.

                      The  Company  does  not  intend  to  liquidate  any of the equipment acquired but intends to continue InterSource's business purpose.

                      InterSource  is  divided  into  two  business  activities:
                  medical facility development and; medical equipment sales and services. The medical equipment division provides medical equipment management services and sells equipment to outfit a wide range of health care environments. The medical facility development division provides services to medical developers, physician groups and insurers from feasibility studies to turnkey medical malls.

                      InterSource  maintains an  interactive  home-page  able to conduct secured transactions through the internet. InterSource further maintains a marketing staff which management foresee can significantly enhance the Company's overall sales and marketing program.

                      For the eleventh-month period ended November 30, 1998, the unaudited Statement of Operations for InterSource reflects sales of $2,438,158 and net income of $1,214,061. The effect upon the Company as a result of the acquisition reflected in TTL's unaudited Statement of Operations for the Company as of the nine-month period ended September 30, 1998 and for InterSource as of the eleven-month period ended November 30, 1998 reflect sales of $4,139,142 and net income of $451,611. (See Item 7 and attached TTL unaudited financial statements)

                      Prior to the acquisition by Toups Technology,  InterSource was a closely-held private corporation owned by 31 persons. There were no finders or other persons paid any form of commission in the course of this transaction.

                      The Company fixed the acquisition  value of InterSource at
                  1,203,241 shares of unregistered common stock. InterSource is a two-year old profitable company and prior to the acquisition, was capitalized with 8,882,000 shares held by 31 persons. In distributing the shares of TTL issued in the acquisition of InterSource, the Company divided InterSource shareholders into two groups: (i) individuals who had over time purchased unregistered shares of InterSource at the rate of $1.00 per Share, and; (ii) individuals who had received shares of InterSource as compensation or for services rendered.

                      The  result  of this  division  was that of the  8,882,000 outstanding shares of InterSource, 225,000 shares held by 11 individuals were paid for at the rate of $1.00 per share and 8,657,000 shares held by 20 individuals were issued in lie of compensation or for services rendered.

                      In concluding the acquisition of InterSource,  the Company then issued 225,000 of TTL's common shares on a share-for-share basis with the 11 shareholders cited above. None of these individuals are officers, directors, associates or affiliates of the Company. The Company has agreed to conduct a registration of the 225,000 shares issued to the 11 individuals cited above.

                      Further in  concluding  the  acquisition  of  InterSource,
                  InterSource authorized a .113:1 reverse split of its remaining outstanding shares that were not purchased but were acquired as compensation or in exchange for services resulting in 978,241 shares outstanding held by 20 individuals.

Item 3            Not applicable.

Item 4            Not applicable.

Item 5            Not applicable

Item 6            Not applicable

Item 7            Financial Statements

                      The Company's  independent auditor's estimate it will take approximately forty-five days to complete financial statements required to be a part of this Form 8-k. In the interim, the Company includes management's unaudited financial statements reflecting the impact of the acquisition reported herein including unaudited Balance Sheet of TTL as of September 30, 1998
                    and InterSource as of November 30, 1998, and;

                      unaudited Statement of Operations of TTL as the nine-month period ended September 30, 1998 and InterSource for the eleven-month period ended November 30, 1998.

                      The Company intends to file required financial  statements by amendment hereon as soon as practicable. Previously, the Company had reported on a separate Form 8-K the acquisition of Brounley Engineering wherein it was required to provide audited financial statement relating to thereto within sixty-days following. However, based on operational and fiscal advantages, the Company had to complete the InterSource transaction during the course of conducting the audit for Brounley.

                      For the  Company to have to  expense an audit to  describe the Brounley acquisition followed by an audit to describe the InterSource acquisition followed by an audit in compliance with the Company's fiscal year ending December 31, 1998 would cause an undue burden on the financial and personnel resources of the Company which could have an adverse effect on the Company's shareholders.

                      Further,   the  Company   made  both  the   Brounley   and
                  InterSource acquisitions only after an affirmative majority vote of the Company's shareholders. The Company intends hereafter to file its annual report on Form 10-KSB within sixty days within which shall be contained audited financial statements required to amend this Form 8-K.

Item 8            Not applicable.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Toups Technology Licensing, Inc.
                                  (Registrant)

Date:December 23, 1998       Leon H. Toups, President
                             ------------------------
                                   (Signature)



Exhibit

1 Unaudited Balance Sheet and Statement of Operations relating to InterSource Health Care, Inc., for the eleven month period ended November 30, 1998
2 Exchange of Share Agreement by and between Toups Technology Licensing, Inc. and InterSource Health Care, Inc. dated November 30, 1998 effective December 16, 1998



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                          INTERSOURCE HEALTH CARE, INC.

                                  BALANCE SHEET
                          November 3, 1998 (Unaudited)
                                                         (Unaudited)
                                                          November 30,
                                                             1998
Assets:
   Cash                                           $           3,247
   Accounts Receivable, net of allowance
     for doubtful accounts of $5,000                      1,576,201
   Inventory, at cost                                        37,923
   Other Assets                                              67,741
   Property and equipment, net
     of accumulated depreciation of $4,750                   15,122
                                                        -----------------

Total Assets                                       $       1,700,234
                                                       =================

Current Liabilities:
   Current portion long-term liabilities                           0
   Accounts Payable and accrued liabilities                  379,374
   Notes payable                                                   0
   Customer deposits                                               0
   Capital lease obligations                                       0
   Other current liabilities                                       0
                                                       -----------------

Total Current Liabilities                          $         379,374
                                                        -----------------
Long-Term liabilities, less current portion                        0

Total Liabilities                                  $         379,374
                                                       -----------------

Stockholders' equity:
Common Stock                                                     888
Additional paid-in capital                                   224,812
Retained Earnings                                           (118,901)
Net Income                                                 1,214,061
                                                     -----------------

Total stockholders' equity                         $       1,320,860
                                                     -----------------

Total liabilities and stockholders' equity          $       1,700,234
                                                    ,=================



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                          INTERSOURCE HEALTH CARE, INC.

                             STATEMENT OF OPERATIONS
          For the eight-month period ended August 31, 1998 (Unaudited)

                                                       (Unaudited)
                                                      Eleventh-Month
                                                       Period ended
                                                        November 30,
                                                           1998

Sales                                              $       2,438,158

Cost of Goods Sold                                           658,778

Gross Income from Operations                               1,779,380

Expenses:
   Salaries                                                  434,149
   Consulting Fees                                            61,392
   Other operating costs                                     191,208
                                                       -----------------

Total expenses                                                686,749

Net Income (loss from Operations                            1,092,631

Other Income:
   Other Income                                               128,712
   Interest Income                                                165

Other Expenses:
   Interest Expense                                             7,447

Net Income (loss)                                   $       1,214,061
                                                     =================

Weighted average number of
shares outstanding                                            8,882,000

Net income per share                                  $          0.1367
                                                      =================